SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 4, 1997
                                                         ----------------

                        GENTLE DENTAL SERVICE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Washington                      333-13529               91-1577891
-------------------------------         -----------          -------------------
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)           File No.)          Identification No.)


22800 Savi Ranch Parkway, Suite 206, Yorba Linda, CA               92887
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


                                 (714) 998-0587
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                    No Change
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     On November 4, 1997, Gentle Dental Service Corporation (the "Company") completed the merger of GMS Dental Group, Inc. ("GMS"), a privately held corporation, with and into the Company, with the Company as the surviving corporation. The merger is being accounted for as a pooling of interests. Upon consummation of the merger, the Company issued approximately 4,548,200 shares of its Common Stock in exchange for all of the outstanding stock of GMS. The Company also assumed outstanding stock options and warrants of GMS which converted into employee and consultant options to purchase a total of 110,604 shares of Company Common Stock at an average price of $0.48 per share and warrants to purchase a total of 248,850 shares of Company Common Stock at an average price of $6.57 per share.

     A total of 297,074 of the shares issued in the merger are subject to repurchase by the Company under previously existing agreements at an average price of $0.32 per share if, among other things, the Company's EBITDA (on a combined basis but excluding CEO salary and related expense) for 1997 does not exceed $4,723,500. This EBITDA target is not expected to be met and, accordingly, these shares are expected to be repurchased in early 1998. Another 297,071 of the shares issued in the merger are subject to repurchase by the Company under the same prior agreements at the same price if, among other things, the Company's EBITDA (on a combined basis but excluding CEO salary and related expense) for 1998 does not exceed $12,683,250.

     To determine the number of shares issued in the merger, the parties initially agreed to a 53/47 ratio between the value of the Company's business and the value of GMS's business based on the relative patient level revenues of the two companies, assuming the completion of the Company's previously announced acquisition of Dedicated Dental Systems, Inc. and related dental practices ("DDS"). To determine the final merger ratio, these values were adjusted for the relative levels of debt, stock options and warrants, and estimated earn-out obligations of the two companies, as well as for the expected repurchase of shares in early 1998 as discussed above. Upon consummation of the DDS acquisition and after repurchase of the shares discussed above, the shares issued to GMS shareholders in the merger will represent approximately 47.5% of the outstanding Common Stock.

     Prior to the merger, GMS was a dental practice management company providing management support services to 22 dental offices with approximately 100 dentists in California, Idaho, and Hawaii. The Company intends to continue the business of GMS.

     Upon consummation of the merger, the board of directors of the Company was reconstituted to consist of the following directors:

              Gerald R. Aaron, DDS          Steven R. Bull, DDS
              Kenneth D. Hooten             Robert Finzi
              Paul H. Keckley               Michael T. Fiore
              Dany Y. Tse, DMD              Kathleen D. La Porte
              L. Theodore Van Eerden        Wayne Posey
              Craig W. Wong, DMD            Grant Sadler

     Upon consummation of the merger, the executive officers of the Company were reconstituted to consist of the following:

              Dany Y. Tse, DMD              Co-Chairman, Founder and President
                                            of Clinical Services Council
              Michael T. Fiore              Co-Chairman, Chief Executive Officer
                                            and President
              L. Theodore Van Eerden        Executive Vice President and Chief
                                            Development Officer
              Grant Sadler                  Vice Chairman and Co-Founder
              Norman Huffaker               Chief Financial Officer

     Venture funds affiliated with the Sprout Group received 1,649,563 shares of Company Common Stock in the merger, which currently represent 21.4% of the outstanding Common Stock. Directors Robert Finzi and Kathleen D. La Porte are representatives of the Sprout Group. Mr. Fiore and Mr. Sadler received 333,816 and 395,541 shares of Company Common Stock in the merger, respectively, currently representing 4.3% and 5.1%, respectively, of the outstanding Common Stock.

Item 7.  Financial Statements and Exhibits

     (a)    Financial statements of businesses acquired.

            Audited Consolidated Balance Sheets of GMS as of September 30, 1997 and December 31, 1996, and related audited Consolidated Statements of Operations, Stockholders' Equity and Cash Flows of GMS for the nine months ended September 30, 1997 and for the period from October 11, 1996 (inception) through December 31, 1996.

            The foregoing financial statements are not included in this report and will be filed by amendment to this report on or before January 19, 1998.

     (b) Pro forma financial information. Pro forma Balance Sheets as of September 30, 1997 and December 31, 1996 and pro forma Statements of Operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996.

            The foregoing pro forma financial statements are not included in this report and will be filed by amendment to this report on or before January 19, 1998.

     (c)    Exhibits.

            2.1 Agreement and Plan of Merger, dated as of October 30, 1997, between the Company and GMS Dental Group, Inc.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: November 18, 1997

                                       GENTLE DENTAL SERVICE CORPORATION



                                       By L. THEODORE VAN EERDEN
                                          --------------------------------------
                                          L. Theodore Van Eerden,
                                          Executive Vice President and Chief
                                            Development Officer

                                  EXHIBIT INDEX

Exhibit     Description
-------     -----------

  2.1 Agreement and Plan of Merger, dated as of October 30, 1997, between the Company and GMS Dental Group, Inc.

            The following exhibits and schedules to the Agreement and Plan of Merger have been omitted and will be provided to the Securities and Exchange Commission upon request:

            Exhibit A                  Opinion of GMS's Counsel
            Exhibit B                  Employment Agreements
            Exhibit C-1                Shareholder Representation Letter
            Exhibit C-2                Shareholder Consent
            Exhibit D                  Affiliate Representation Letter
            Exhibit E                  Tax Opinion
            Exhibit F                  Opinion of GDSC's Counsel
            Schedule 2.06              GDSC Litigation
            Schedule 2.08-2            GDSC Employee Benefits
            Schedule 2.08-3            GDSC Employment Agreements
            Schedule 2.11              GDSC Changes or Events
            Schedule 2.12              GDSC Leases
            Schedule 2.13              GDSC Contracts
            Schedule 2.23              GDSC Consents
            Schedule 3.01              GMS Subsidiaries
            Schedule 3.03              GMS Capitalization
            Schedule 3.06              GMS Litigation
            Schedule 3.08-1            GMS Collective Bargaining Agreements
            Schedule 3.08-2            GMS Employee Benefits
            Schedule 3.08-3            GMS Employment Agreements
            Schedule 3.11              GMS Changes or Events
            Schedule 3.12              GMS Leases
            Schedule 3.13              GMS Contracts
            Schedule 3.18              GMS Certain Interests
            Schedule 3.20              GMS Permit Issues
            Schedule 3.23              GMS Consents
            Schedule 7.09              GMS Affiliates